NUMBER
1234567

SHARES
 ***99,999***

DOLAT VENTURES, INC

COMMON STOCK

    COMMON STOCK

   CUSIP 25659617

INCORPORATED UNDER THE LAWS OF THE STATE OF

SEE REVERSE FOR CERTAIN DEFINITIONS

NEVADA

THIS CERTIFIES THAT

***Shareholder Name***

***Shareholder Name Line 2***

***Shareholder Name Line 3***

***Shareholder Name Line 4***

Registration Code goes here

is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

DOLAT VENTURES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:       June 10, 2008

COUNTERSIGNED AND REGISTERED:

EMPIRE STOCK TRANSFER INC.

Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

A 10903

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
	NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERITIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

NOTICE

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.